UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
_________________________________________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.

TERRAFORM POWER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________________________________________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies: __________________________________________________________________________________________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction: __________________________________________________________________________________________________________________
	(5)	Total fee paid: __________________________________________________________________________________________________________________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: __________________________________________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ______________________________________________________________________________________________
	(3)	Filing Party: __________________________________________________________________________________________________________________
	(4)	Date Filed: __________________________________________________________________________________________________________________
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CAUTHIONARY STATEMENTON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the other documents referenced therein and the Company’s filings with the SEC contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that the Company expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted earnings before interest, taxes, depreciation and amortization, cash available for distribution, earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on the Company’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although the Company believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Factors that might cause such differences include, but are not limited to, the expected timing and likelihood of completion of the proposed sponsorship transaction, including the timing, receipt and terms and conditions of any required governmental approvals of the proposed transaction that could cause the parties to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed sponsorship transaction; the risk of failure by the bankruptcy court in the SunEdison, Inc. Chapter 11 bankruptcy case to confirm the settlement agreement between the Company and SunEdison, Inc., or the Voting and Support Agreement and any other agreement entered into in connection with the proposed transactions to which SunEdison, Inc. or any other debtor will be a party; the risk of failure of the holders of a majority of the outstanding shares of the Company’s Class A common stock to approve the transaction and the holders of a majority of the shares of Class A common stock other than SunEdison, Inc. and its affiliates and Brookfield Asset Management and its affiliates to approve the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the

Company’s common stock; the risk that the proposed transaction and its announcement could have an adverse effect on the Company’s ability to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; the Company’s relationship with SunEdison, Inc. including SunEdison’s bankruptcy filings. Many of these factors are beyond the Company’s control.

The Company disclaims any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in the Company’s Form 10-K for the 2015 fiscal year and Forms 10-Q for the first, second and third quarters of 2016, as well as additional factors it may describe from time to time in other filings with the SEC or incorporated herein. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Brookfield. In connection with the proposed transaction, Brookfield and the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TerraForm Power, Inc., 7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814: (240) 762-7700, or from the Company’s website, https://www.terraformpower.com/.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company and the interests of such individuals will be changed my mind, just do whatever’s in the 8-K right now verbatim set forth in the proxy statement for the Merger, which will be filed with the SEC. You may obtain free copies of the proxy statement as described in the preceding paragraph, when it is available.

The following letter was sent to the Company’s employees on March 7, 2017:

March 7, 2017

Dear TerraForm Power Colleagues:

I am pleased to share with you some exciting news regarding TerraForm Power. We just announced that TerraForm Power has entered into a sponsorship transaction with Brookfield Asset Management. Under the agreement, Brookfield will become TerraForm Power’s sponsor and controlling shareholder, with 51.0% ownership in TerraForm Power upon the close of the transaction. A copy of the press release we issued is attached to this email.

As the owner, operator and developer of over 17,000 megawatts of assets across eight countries, Brookfield is uniquely positioned to serve as sponsor of TerraForm Power. Brookfield possesses the unique ability to provide the strategic management development pipeline, and balance sheet strength required of a long-term sponsor. Through this transaction, we will benefit from Brookfield’s financial resources and operational expertise, enabling us to improve and resume the growth of our fleet operations, enhance our balance sheet, lower our cost of capital and, in time, increase our dividends. With the sponsorship of Brookfield, we will have the capabilities to better realize our mission of transforming how energy is generated, distributed and owned. Following our thorough strategic review, we are confident that this is the right path forward, and Brookfield is the right sponsor to position our company for future growth.

Sachin Shah, Senior Managing Partner of Brookfield, provided the following message to TerraForm employees: “We are really excited about working with everyone in the TerraForm family, and building upon the strong and successful track record of the organization. Our objective is to move forward with a growing organization that provides significant opportunities for all employees and delivers on our objective of creating a world-class wind and solar company.”

We expect to complete the transaction in the second half of 2017, subject to certain closing conditions. Until then, TerraForm Power and Brookfield will continue to operate as separate companies and it remains business as usual for all of us. Each and every one of you has a role in our continued success. During this transition, it’s important that we stay focused on our core business of operating our wind and solar fleet, delivering clean electricity to our customers, and taking steps to position TerraForm Power as a leading clean power producer.

To discuss today’s news in further detail, we plan to host an all-hands call with TerraForm Power and TerraForm Global employees on Wednesday, March 8. We will be sending a calendar invite with details for this call shortly.

Today’s announcement may lead to increased interest in TerraForm Power. As it’s important for our company to speak with one voice, please do not engage in any discussions with the media. Media inquiries should be directed to media@terraform.com and investor inquiries should be directed to bprior@terraform.com.

Most importantly, I want to thank you for your continued focus and commitment to TerraForm Power and the important work we do every day. I am proud of all we have accomplished together and look forward to our continued growth and success in this new chapter.

Sincerely,

Peter Blackmore
Chairman and Interim Chief Executive Officer